RS Investment Trust

Filed pursuant to Rule 497(e)

File Nos. 033-16439 and 811-05159

RS INVESTMENT TRUST

Supplement to the Statement of Additional Information (Class A, C, K, Y shares)

dated May 1, 2014, as revised August 15, 2014

Effective September 15, 2014, Marc Gross is no longer co-portfolio manager of RS High Yield Fund and RS Floating Rate Fund or a member of the investment team of RS Strategic Income Fund, and all references to Mr. Gross in the Statement of Additional Information are removed.

September 15, 2014